                                                      EXHIBIT 10(h)
STATE OF ALABAMA

JEFFERSON COUNTY

                                   ADDENDUM TO
                             SOUTHTRUST CORPORATION
                      EXECUTIVE DEFERRED COMPENSATION PLAN

         SOUTHTRUST CORPORATION, a Corporation organized and existing under the laws of the State of Delaware, (hereinafter called the "Employer"), hereby publishes on this the 20th day of April, 1994 this Addendum to the SouthTrust Corporation Executive Deferred Compensation Plan, as follows:

                              W I T N E S S E T H:

         WHEREAS, Employer, effective on October 21, 1987, established an Executive Deferred Compensation Plan and Trust; and

         WHEREAS, the Internal Revenue Service has recently taken the position in a private letter ruling that all employers which participate in nonqualified deferred compensation plans are grantors under the plan and accompanying trust; and

         WHEREAS, it is the desire of SouthTrust Corporation that the Plan and Trust conform to the Internal Revenue Service position.

         NOW, THEREFORE, in consideration of the premises hereinabove set forth, Employer hereby clarifies the Plan, by addendum, as follows:

         FIRST: Section 8.3 of said Plan shall be amended to read as follows:

         8.3 Unsecured Promise. SouthTrust, each Participating Employer and each Participant acknowledges that this Agreement shall create only an unsecured promise by SouthTrust and each Participating Employer to Participants to pay the benefits provided herein. Until the occurrence of a distribution event, at which point Participant shall be entitled to receive all amounts as provided hereunder, all such amounts shall remain solely the property of SouthTrust and each Participating Employer (with respect to the assets contributed on behalf of its employees) subject only to the claims of the general creditors of the Employer and each Participating Employer.

         SECOND: This Addendum shall be effective as of the date first entered above.

         THIRD: In all other respects, said Plan is hereby ratified, confirmed and approved.

                 The Employer has caused this Addendum to be executed by its duly authorized officer and duly attested, and its corporate seal to be hereunto affixed on the day and year first above written.

                                    SOUTHTRUST CORPORATION


                                    By   /s/ Wallace D. Malone
                                      ----------------------------------
                                    Wallace D. Malone,
                                    Chairman and Chief Executive Officer

ATTEST:                                          (EMPLOYER)


  /s/ Aubrey D. Barnard
-------------------------
Aubrey D. Barnard,
Secretary

(CORPORATE SEAL)

STATE OF ALABAMA    )
JEFFERSON COUNTY    )

                              AMENDED AND RESTATED
                             SOUTHTRUST CORPORATION
                      EXECUTIVE DEFERRED COMPENSATION PLAN

         SOUTHTRUST CORPORATION, a Delaware corporation with its principal place of business in Birmingham, Alabama (hereinafter for convenience referred to as "SouthTrust"), hereby adopts and publishes on this the 12 day of July, 1993, this Amended and Restated SouthTrust Corporation Executive Deferred Compensation Plan for the benefit of those Executives of SouthTrust and any other Participating Employer who have been designated by the Committee and elect to participate (hereinafter for convenience referred to as "Participants"), as follows:

                              W I T N E S S E T H:

         WHEREAS, SouthTrust has previously established the SouthTrust Corporation Executive Deferred Compensation Plan effective the 21st day of October, 1987 which was amended effective the 1st day of January, 1989 and again on the 1st day of January, 1989, and amended and restated effective the 15th day of April, 1992; and

         WHEREAS, notwithstanding the establishment of a trust, it is intended that the Plan shall remain unfunded for purposes of Title I of ERISA and for tax purposes.

         WHEREAS, SouthTrust has established the Trust for the Benefit of Participants in the SouthTrust Corporation Executive Deferred Compensation Plan (hereinafter referred to as "Trust") for the purpose of providing, upon the occurrence of certain events, the benefits prescribed under this Plan; and

         WHEREAS, due to the establishment of the Trust, it is appropriate to amend and restate the Plan in its entirety; and

         WHEREAS, Participants are currently certain named Executives of SouthTrust or other Participating Employers; and

         WHEREAS, SouthTrust has determined that the Participants have performed outstanding services for SouthTrust or other Participating Employers and as such shall be entitled to additional retirement benefits according to the terms and provisions set forth in this Plan and the Internal Revenue Code of 1986 as amended.

         NOW, THEREFORE, IN CONSIDERATION OF THE ABOVE PREMISES, and the mutual covenants hereinafter set forth, faithfully to be kept by the parties hereto, it is agreed as follows:

         1.       DEFINITIONS.

                  1.1 "Accrued Benefit" means a benefit equal to the product of a Participant's Normal Retirement Benefit, as determined in Paragraph
6.1 hereinbelow, and a fraction, the numerator of which is the number of years (with proportionate allowances for completed months) of Service completed by the Participant at the date the determination is made and the denominator of which is the number of years (with proportionate allowances for completed months) of Service the Participant could complete if he continued to serve as an Executive until his Normal Retirement Age, provided that a Participant's Accrued Benefit at any time after his Normal Retirement Age shall be the same as his Accrued Benefit at his Normal Retirement Age.

                  1.2 "Benefit Accrual Commencement Date" shall mean with respect to each Participant the date specified as the Benefit Accrual Commencement Date in his Participation Agreement.

                  1.3 "Beneficiary" means the individual or entity designated in his Participation Agreement, entitled to be paid the balance of a deceased Participant's Accrued Benefit.

                  1.4      "Board" means the Board of Directors of SouthTrust.

                  1.5 "Code" means the Internal Revenue Code of 1986, as amended.

                  1.6 "Committee" means the Human Resources Committee of the Board.

                  1.7      "Effective Date" means the 21st day of October, 1987.

                  1.8 "Normal Retirement Age" means the Normal Retirement Age specified in the Participant's Participation Agreement.

                  1.9 "Participant" means an Executive of SouthTrust or a Participating Employer who has been selected to participate by the Committee and who has executed a valid Participation Agreement.

                  1.10 "Participating Employer" means any organization which, together with SouthTrust, is a member of an Affiliated Group as such term is defined in Section 1504 of the Code, which has been designated by SouthTrust as eligible to participate in this Plan and elects to participate in this Plan.

                  1.11 "Participation Agreement" means a written instrument, satisfactory in form and substance to the Committee, executed by the Participant and SouthTrust or the Participating Employer, setting forth the individual terms of participation for said Participant.

                  1.12 "Plan" means the Amended and Restated SouthTrust Corporation Executive Deferred Compensation Plan established by this document and as may be amended from time to time and executed by SouthTrust, and any related documents executed by the Participant.

                  1.13     "Plan Year" means the calendar year.

                  1.14 "Service" shall mean the total number of years of service (a consecutive twelve month period) with SouthTrust or a Participating Employer, with a proportionate allowance for completed months, commencing with a Participant's Benefit Accrual Commencement Date and ending on the earlier of the Participant's Normal Retirement Age or the date he ceases to be employed as an Executive of SouthTrust or a Participating Employer; provided, however, that a Participant who transfers from service as an employee as an Executive of SouthTrust or a Participating Employer to serve as an employee as an Executive of another Participating Employer shall not be deemed to have terminated Service solely by reason of such transfer.

                  1.15 "SouthTrust" means SouthTrust Corporation, a corporation, organized and existing under the laws of the State of Delaware, with its principal place of business in Birmingham, Alabama, and any corporate successor thereto, whether by merger, consolidation, liquidation into a parent corporation, or otherwise.

                  1.16 "Trust" shall mean the Trust for the Benefit of Participants in the SouthTrust Corporation Deferred Compensation Plan created simultaneously herewith for the benefit of Participants pursuant to the terms of this Plan.

         2. PURPOSE. The Plan is intended to provide additional retirement benefits to Participants.

         3. ELIGIBILITY. Executive employees of SouthTrust or other Participating Employers shall be eligible to participate in the Plan if selected by the Committee.

         4.       PARTICIPATION.

                  4.1 Selection to Participate. The Committee may from time to time, designate one or more Executives as eligible to participate in the Plan by delivering a Participation Agreement to said Executive. An eligible Executive to whom a Participation Agreement is delivered may become a participant in the Plan by executing and delivering to the Committee the Participation Agreement.

                  4.2 Modification or Revocation of Participation Agreement. The Participation Agreement may be modified at any time by written agreement executed by the Participant and a duly elected Officer of SouthTrust designated by the Committee. The Participant may amend his designation of Beneficiary contained in the Participation Agreement at any time by providing written notice to the Committee in accordance with Paragraph 6.5 hereinbelow.

         5. ESTABLISHMENT OF TRUST. Any and all funds which may be set aside by SouthTrust or any Participating Employer to satisfy any and all obligations created by this agreement or the Participating Employer shall be paid by SouthTrust or the Participating Employer to the Trustee under the Trust which is, at the date of this Amendment and Restatement, Trust Company Bank, Atlanta, Georgia.

         6.       BENEFITS.

                  6.1 Benefits Upon Attainment of Normal Retirement Age. A Participant who attains Normal Retirement Age while in the continuous full time employ of SouthTrust or a Participating Employer shall commence receiving his Normal Retirement Benefit in the amount and at such times as set forth in each Participant's Participation Agreement regardless of whether the Participant continues to be employed by SouthTrust or a Participating Employer after said date.

                  6.2 Benefits Upon Termination Prior to Normal Retirement Age. If a Participant terminates employment for reasons, other than death, with SouthTrust or a Participating Employer without thereafter being employed by SouthTrust or another Participating Employer prior to attainment of Normal Retirement Age, the Participant shall receive his vested portion of his Accrued Benefit, payable only upon attaining Normal Retirement Age, in the same manner and form as his Normal Retirement Benefit and in accordance with his Participation Agreement.

                  6.3      Death Benefits.

                           (a)      If Participant dies prior to becoming
eligible for payment pursuant to Paragraphs 6.1 or 6.2, hereinabove, the Participant's designated Beneficiary shall be entitled to receive the Participant's full Normal Retirement Benefit payable in the same form and manner as set forth in the Participant's Participation Agreement commencing on the first day of the month immediately following the death of Participant or as soon as administratively possible after the first day of that month.

                  6.4 Death Benefits While in Pay Status. If Participant dies after payments under Paragraphs 6.1 or 6.2 have commenced, the remaining payments, if any, shall be paid to Participant's designated Beneficiary in the same form and manner as the Participant was previously receiving said benefits and in accordance with Participant's Participation Agreement.

                  6.5 Beneficiary Designations. The Participant may designate one or more individuals or entities as his Beneficiary or change any prior designation, such designation or change in designation to be (i) in writing, (ii) in such form as the Committee shall prescribe, and (iii) maintained by the Committee. In the absence of a valid Beneficiary designation by the Participant, payment of death benefits will be paid to the estate of the Participant. Any Participant or former Participant may change his designated Beneficiary, at any time, and without consent of the former designated Beneficiary.

         7.       ADMINISTRATION.

                  7.1 Administrator. This Plan shall be administered by the Committee.

                  7.2 Administrator's Powers and Duties. The Administrator shall have the power and duty to:

                           (a)      construe and interpret the provisions of the
Plan;

                           (b)      adopt, amend, or revoke rules and
regulations for the administration of the Plan, provided they are not inconsistent with the provisions of the Plan;

                           (c)      provide appropriate parties with such
returns, reports, descriptions and statements as may be required by law, within the times prescribed by law and to make them available for examination by Participants and their Beneficiaries when required by law;

                           (d)      take such other action as may reasonably be
required to administer the Plan in accordance with its terms or as may be provided for or required by law;

                           (e)      withhold applicable taxes and file with the
Internal Revenue Service appropriate information returns, with respect to distributions made from the Plan; and

                           (f)      appoint and retain such persons as may be
necessary to carry out the functions of the Administrator; and

                           (g)      Upon the occurrence of a Change In Control,
the Committee shall delegate and the Trustee shall accept any and all administrative duties created by this Agreement.

         8.       MISCELLANEOUS.

                  8.1 Amendment or Termination of Plan. This Plan may not be modified or amended in whole or in part, or terminated, at any time while there are any Participants or Beneficiaries who have benefits remaining to be paid, if such amendment or termination of the Plan shall reduce or impair the Participant's or Beneficiary's accrued benefits or optional forms of benefits which have accrued prior to the amendment or termination. In the event the Plan is terminated, all Participants shall be fully vested in their benefits.

                  8.2 Reversion of Excess Assets. In the event there are assets (Excess Assets) remaining in the Trust after all obligations to all Participants and Beneficiaries have been satisfied and after this Plan has been terminated, such Excess Assets shall revert to SouthTrust.

                  8.3 Unsecured Promise. SouthTrust and Participants acknowledge that this Agreement shall create only an unsecured promise by SouthTrust to Participants to pay the benefits provided herein. Until the occurrence of a distribution event, at which point Participant shall be entitled to receive all amounts as provided hereunder, all such amounts shall remain solely the property of SouthTrust, subject only to the claims of its general creditors.

                  8.4 Assignment of Rights to Benefits. A Participant's rights to benefit payments under the Plan shall not be subject in any manner to anticipation, alienation, safe, transfer, assignment, pledge, encumbrance, attachment or garnishment by the Participant, by creditors of the Participant or the Participant's beneficiary.

                  8.5 Unfunded Plan. It is the intention of South Trust, each Participating Employer and each Participant that the Plan be unfunded for tax purposes and for purposes of Title I of ERISA.

                  8.6 Right to Employment. This Agreement shall not be construed as giving the Participant any right to continued employment with SouthTrust.

                  8.7 Binding Nature of the Plan. The Plan shall be binding upon and inure to the benefit of SouthTrust, its successors and assigns, the Participant and Beneficiaries and their heirs and legal representatives.

                  8.8 Written Notice. Any notice or other communication required or permitted under the Plan shall be in writing. If directed to SouthTrust, the notice or communication shall be sent to the Committee. If directed to the Participant, it shall be sent to such Participant at the last known address as it appears on SouthTrust's records or at the work site, at SouthTrust's option. If directed to a Beneficiary, it shall be sent to such Beneficiary at the last known address as it appears on SouthTrust's records. A copy of any such notice shall be promptly delivered to Trustee.

                  8.9 Entire Agreement. This Plan, as completed and executed by SouthTrust, the Participation Agreements, and all amendments thereto, will constitute the entire agreement between SouthTrust and Participants regarding the Plan.

                  8.10 Controlling Law. This Plan shall be construed in accordance with the laws of the State of Alabama.

                  8.11 Captions. The captions or headings in this Agreement are made for convenience and general reference only and shall not be construed to describe, define or limit the scope or intent of the provisions of this Agreement.

         IN WITNESS WHEREOF, SouthTrust by and through its duly authorized officers have caused this instrument to be executed under seal on the 12th day of July, 1993.

                                             SOUTHTRUST CORPORATION

                                               /s/ Wallace D. Malone
                                             -------------------------

                                             Wallace D. Malone
                                             Chairman of the Board and
                                             Chief Executive Officer

Attest:


  /s/  Aubrey D. Barnard                         (SouthTrust)
---------------------------
Aubrey D. Barnard
Secretary

[CORPORATE SEAL]

                                AMENDMENT TO AND
                               RESTATEMENT OF THE
                        SOUTHTRUST CORPORATION EXECUTIVE
                           DEFERRED COMPENSATION PLAN
                            PARTICIPATION AGREEMENT
                                with respect to
                             WALLACE D. MALONE, JR.

         Pursuant to the provisions of Section 2.1 of the SouthTrust Corporation Executive Deferred Compensation Plan, as amended ("the Plan"), Section 4 of the Participation Agreement of Wallace D. Malone, Jr. ("the Executive"), is hereby amended and the remainder of the agreement is hereby restated as follows:

         1.       The name of the Participant is Wallace D. Malone, Jr.

         2. The date as of which the Participant commences participation in the Plan is October 21, 1987.

         3. The Benefit Accrual Commencement Date for the Participant is October 21, 1987.

         4. The monthly amount of the Participant's Normal Retirement Benefit is $15,000.

         5. In the event the Participant's Service terminates prior to his Normal Retirement Date for a reason other than death, his vested interest shall be determined in accordance with the table set forth below, based on his completed years of Service at the time his Service terminates:

               Years of Service              Vested Percentage
               ----------------              -----------------
                within 1 year                       50%
                      1                             56%
                      2                             61%
                      3                             67%
                      4                             72%
                      5                            100%

         6. The Participant's designated Beneficiary, who shall be entitled to receive any benefit payable upon the Participant's death under the Plan shall be W. D. Malone, III, Catherine M. Wilson, and Alyson Davis Malone Trust under Agreement dated November 10, 1972, whose address is 111 Woodcreek Drive, Dothan, Alabama 36301, and whose Social Security Numbers are ###-##-####, ###-##-####, I.D. #57-6056553, respectively. In the event the aforesaid designated Beneficiaries shall predecease the Participant, the Participant's contingent Beneficiary shall be the Estate of W. D. Malone, Jr., whose address is 4220 Fredericksburg Drive, Birmingham, Alabama 35213.

         IN WITNESS WHEREOF, the Committee has caused this instrument to be executed on its behalf by the President, SouthTrust Corporation, and the Participant has hereunto affixed his hand, on the date or dates indicated below.


                                    /s/   Roy W. Gilbert, Jr.
                                    -------------------------------------
                                    President, SouthTrust Corporation
   2-28-92
---------------
Date



                                    /s/   Wallace D. Malone, Jr.
                                    --------------------------------------
                                    Wallace D. Malone, Jr.

                                AMENDMENT TO AND
                               RESTATEMENT OF THE
                        SOUTHTRUST CORPORATION EXECUTIVE
                           DEFERRED COMPENSATION PLAN
                            PARTICIPATION AGREEMENT
                                with respect to
                              ROY W. GILBERT, JR.

         Pursuant to the provisions of Section 2.1 of the SouthTrust Corporation Executive Deferred Compensation Plan, as amended ("the Plan"), Section 4 of the Participation Agreement of Roy W. Gilbert, Jr. ("the Executive"), is hereby amended and the remainder of the agreement is hereby restated as follows:

         1.       The name of the Participant is Roy W. Gilbert, Jr.

         2. The date as of which the Participant commences participation in the Plan is October 21, 1987.

         3. The Benefit Accrual Commencement Date for the Participant is October 21, 1987.

         4. The monthly amount of the Participant's Normal Retirement Benefit is $10,833.33.

         5. In the event the Participant's Service terminates prior to his Normal Retirement Date for a reason other than death, his vested interest shall be determined in accordance with the table set forth below, based on his completed years of Service at the time his Service terminates:

               Years of Service              Vested Percentage
               ----------------              -----------------
                      1                             50%
                      2                             55%
                      3                             60%
                      4                             70%
                      5                            100%

         6. The Participant's designated Beneficiary, who shall be entitled to receive any benefit payable upon the Participant's death under the Plan shall be Judith Henry Gilbert, whose address is Route 1 Box 1 Box 603, Leeds, Alabama 35094, and whose Social Security Number is ###-##-####. In the event the aforesaid Judith Henry Gilbert shall predecease the Participant, the Participant's contingent Beneficiary shall be the Estate of Roy W. Gilbert, Jr.

         IN WITNESS WHEREOF, the Committee has caused this instrument to be executed on its behalf by the President, SouthTrust Corporation, and the Participant has hereunto affixed his hand, on the date or dates indicated below.


                                    /s/   Wallace D. Malone, Jr.
                                    -------------------------------------
                                    Chairman, SouthTrust Corporation
   2-28-92
---------------
Date



                                    /s/   Roy W. Gilbert, Jr.
                                    --------------------------------------
                                    Roy W. Gilbert, Jr.

                        SOUTHTRUST CORPORATION EXECUTIVE
                           DEFERRED COMPENSATION PLAN
                            PARTICIPATION AGREEMENT
                                with respect to
                                E. FRANK SCHMIDT


         Pursuant to the terms and provisions of the SouthTrust Corporation Executive Deferred Compensation Plan, as amended ("the Plan"), the Human Resources Committee of the Board of Directors of SouthTrust Corporation ("the Committee") hereby designates the undersigned individual ("the Participant") as a Participant in the Plan, and the Participant hereby agrees to become a Participant in the Plan, subject to the terms and conditions set forth in the Plan and below:


         1.     The name of the Participant is E. Frank Schmidt.

         2. The date as of which the Participant commences participation in the Plan is April 15, 1992.

         3. The Benefit Accrual Commencement Date for the Participant is April 15, 1992.

         4. The Normal Retirement Date of the Participant the Participant's 65th birthday.

         5. The Participant's Normal Retirement Benefit is $833.33 per month payable beginning on the first day of the month following the Participant's Normal Retirement Date and continuing for 120 months, at which time it shall cease. In the event of the death of the Participant prior to the commencement of the benefit payments or prior to the end of the 120 month period, said payments shall be paid or shall continue to be paid for the remainder of the 120 month period to the designated Beneficiary.

         6. In the event the Participant's Service terminates prior to his Normal Retirement Date for a reason other than death, his vested interest shall be determined in accordance with the table set forth below, based on his completed years of Service at the time his Service terminates:


                  Years of Service          Vested Percentage
                  ----------------          -----------------

                         1                        100%


         7. The Participant's designated Beneficiary, who shall be entitled to receive any benefit payable upon the Participant's death under the Plan shall be Carolyn G. Schmidt, whose address is 4605 Old Shell Road, Mobile, AL 36608, and whose Social Security Number is ###-##-####. In the event the aforesaid Beneficiary shall predecease the Participant, the Participant's contingent Beneficiary shall be his Estate.

         IN WITNESS WHEREOF, the Committee has caused this instrument to be executed on its behalf by the Chairman, SouthTrust Corporation, and the Participant has hereunto affixed his hand, on the date or dates indicated below.

                             SOUTHTRUST CORPORATION


                          BY: /s/ Wallace D. Malone, Jr.
                             ------------------------------
                          Chairman, SouthTrust Corporation

Aug. 11, 1993
-------------
Date


                             /s/ E. Frank Schmidt
                             ------------------------------
                             Participant

                        SOUTHTRUST CORPORATION EXECUTIVE
                           DEFERRED COMPENSATION PLAN
                            PARTICIPATION AGREEMENT
                                with respect to
                                JAMES W. RAINER


         Pursuant to the terms and provisions of the SouthTrust Corporation Executive Deferred Compensation Plan, as amended ("the Plan"), the Human Resources Committee of the Board of Directors of SouthTrust Corporation ("the Committee") hereby designates the undersigned individual ("the Participant") as a Participant in the Plan, and the Participant hereby agrees to become a Participant in the Plan, subject to the terms and conditions set forth in the Plan and below:


         1.     The name of the Participant is James W. Rainer.

         2. The date as of which the Participant commences participation in the Plan is April 15, 1992.

         3. The Benefit Accrual Commencement Date for the Participant is April 15, 1992.

         4. The Normal Retirement Date of the Participant the Participant's 65th birthday.

         5. The Participant's Normal Retirement Benefit is $833.33 per month payable beginning on the first day of the month following the Participant's Normal Retirement Date and continuing for 120 months, at which time it shall cease. In the event of the death of the Participant prior to the commencement of the benefit payments or prior to the end of the 120 month period, said payments shall be paid or shall continue to be paid for the remainder of the 120 month period to the designated Beneficiary.

         6. In the event the Participant's Service terminates prior to his Normal Retirement Date for a reason other than death, his vested interest shall be determined in accordance with the table set forth below, based on his completed years of Service at the time his Service terminates:


                  Years of Service          Vested Percentage
                  ----------------          -----------------

                         1                        100%


         7. The Participant's designated Beneficiary, who shall be entitled to receive any benefit payable upon the Participant's death under the Plan shall be Anne Lates Rainer, whose address is 2828 Berwick Road, Birmingham, AL 35213, and whose Social Security Number is ###-##-####. In the event the aforesaid Beneficiary shall predecease the Participant, the Participant's contingent Beneficiary shall be his Estate.

         IN WITNESS WHEREOF, the Committee has caused this instrument to be executed on its behalf by the Chairman, SouthTrust Corporation, and the Participant has hereunto affixed his hand, on the date or dates indicated below.

                             SOUTHTRUST CORPORATION


                          BY: /s/ Wallace D. Malone, Jr.
                             ------------------------------
                          Chairman, SouthTrust Corporation

August 11, 1993
---------------
Date


                             /s/ James W. Rainer
                             ------------------------------
                             Participant